Filed Pursuant to Rule 497(e)

File Nos. 33-36528 and 811-6161

PIMCO FUNDS: MULTI-MANAGER SERIES

Supplement Dated May 6, 2004

to the

Statement of Additional Information of

PIMCO RCM Europe Fund

Dated March 31, 2004

On May 6, 2004, the sole shareholder of the PIMCO RCM Europe Fund approved the elimination of the following three fundamental investment restrictions:

(i) The Fund may not invest in companies for the purpose of exercising control or management;

(ii) The Fund may not purchase the securities of any other investment company or investment trust, except by purchase in the open market where, to the best information of the Trust, no commission or profit to a sponsor or dealer (other than the customary broker’s commission) results from such purchase and such purchase does not result in such securities exceeding 10% of the value of the Fund’s total assets, or except when such purchase is part of a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund’s shareholders; and

(iii) The Fund may not purchase portfolio securities from or sell portfolio securities to the officers, directors, or other “interested persons” (as defined in the 1940 Act) of the Trust, other than unaffiliated broker-dealers.

The elimination of the foregoing fundamental investment restrictions is conditioned upon the approval of the Trustees of PIMCO Funds: Multi-Manager Series, which is expected to occur on or around June 3, 2004. If the Trustees do not approve the removal of these fundamental investment restrictions, this Statement of Additional Information will be further supplemented.